COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 5:	COMMITMENTS AND CONTINGENCIES

a.	Legal and tax contingencies:

1.	In 2003, the Brazilian tax authority filed a claim against the Company's subsidiary in Brazil (an inactive company), for the payment of taxes allegedly payable by the subsidiary in the amount of approximately $4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense, which was denied by the first and second level Brazilian courts, respectively. In September 2006, our subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision, which cancelled a significant portion of the claim, but upheld two items of the assessment. Under this decision, the subsidiary's principal liability was reduced to approximately $ 1,500. This decision was appealed by both the subsidiary and the Brazilian tax authorities.

In June 2012, the São Paulo Court of Appeals ruled against the subsidiary, which is an inactive company, accepting the claims of the tax authorities. In September 2012, the subsidiary filed an appeal to the Brazilian Superior Court of Justice and to the Brazilian Supreme Court. In October 2014, the appeals were not admitted by the São Paulo Court of Appeals and the subsidiary filed appeals on such decision, which are pending. Based on external counsel's opinion, the Company believes that the subsidiary has a reasonable chance of success to reverse the ruling of the São Paulo Court of Appeals. Accordingly, as of September 30, 2015, the Company's inactive subsidiary faces a tax exposure of approximately $8,863, including interest, penalties, legal fees and exchange rate differences. The Brazilian tax authorities initiated foreclosure proceedings against the subsidiary and certain of its former managers. The foreclosure proceedings against the former managers were cancelled by court in November 2015. The tax authorities are required by law to appeal such a decision Based on the Company's Brazilian external counsel's opinion, the Company believes that the inclusion of any additional co-obligors in the tax foreclosure certificate should be barred due to the applicable statute of limitations. Based on such opinion of counsel, the Company believes that the foreclosure procedures legally cannot be redirected to other Group entities and managers who have not been cited in the foreclosure certificate. Accordingly, the chances that such redirection will lead to a loss recognition are remote.

2.	The Group has certain tax exposures in some of the jurisdictions in which it conducts business, specifically in certain jurisdictions in Latin America. The Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

3.	The Group has accrued $5,185 and $3,441 as of September 30, 2015 and December 31, 2014, respectively, for the expected implications of such legal and tax contingencies. These accruals consist of $2,539 and $2,689 of tax related accruals and $2,646 and $752 of legal and other accruals as of September 30, 2015 and December 31, 2014, respectively. The accruals related to tax contingencies have been assessed by the Group's management, based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $23,149 and $12,053 as of September 30, 2015 and December 31, 2014, respectively. The estimated exposure for legal and other related accruals is $9,635 and $2,472 as of September 30, 2015 and December 31, 2014, respectively.

In 2014 the Group's subsidiary joined a federal tax amnesty program in Brazil ("Refis"). The Refis program allows companies to pay reduced amounts of interest and fines, or none at all, in order to settle their open tax cases (direct and indirect taxes). The subsidiary paid approximately $2,059 under the Refis program. Accordingly, it then reversed accruals that were previously recorded in its books for some of these claims and therefore recorded income of approximately $619 in general and administrative expenses, $1,811 in financial income and an expense of $315 in tax expenses.

The tax accruals include various tax matters such as taxes on income, property taxes, sales and use tax and value added tax, that are in different stages of audits, for which tax assessments have been received, or various tax exposures in which the Group has assessed the exposure and determined that an accrual is necessary. The accruals related to legal contingencies have been assessed by the Group's management based on the advice of independent legal advisers and are comprised of matters for which legal proceedings have been initiated against the Group.

The exposures and provisions related to income taxes have been assessed and provided for in accordance with ASC 740-10. Liabilities related to legal proceedings, demands and claims and other taxes are recorded in accordance with ASC 450, "Contingencies" ("ASC 450"), when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. The Group's management, based on its legal counsels' opinions', believes that an adequate accrual was provided to cover the costs to resolve the aforementioned legal proceedings, demands and claims.

b.	Guarantees:

The Group guarantees its performance to certain customers (generally to government entities) through bank guarantees and corporate guarantees. Guarantees are often required for the Group's performance during the installation and operational periods of long-term rural telephony projects such as in Latin America, and for the performance of other projects (government and corporate) throughout the rest of the world. The guarantees typically expire when certain operational milestones are met.

As of September 30, 2015, the aggregate amount of bank guarantees and surety bonds outstanding in order to secure the Group's various performance obligations was $122,434, including an aggregate of $88,763 on behalf of the subsidiary in Peru. The Group has $59,735 of restricted cash as collateral for these guarantees.

In order to guarantee the Group's performance obligations for its activities in Colombia, the Group secured insurance from a Colombian insurance company. The Group has provided the insurance company with various corporate guarantees, guaranteeing the Group's performance and its employees' salary and benefit costs of approximately $13,951 and $3,033, respectively.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Group's own performance, such guarantees are excluded from the scope of ASC 460. The Group has not recorded any liability for such amounts, since the Group expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Group.